                                                                     Exhibit 4.8

                           THIRD AMENDMENT AND CONSENT

     THIS THIRD AMENDMENT AND CONSENT, dated as of October 31, 2001 (this "Amendment and Consent"), is given under the Post-Confirmation Credit Agreement dated as of October 20, 2000 (as amended by the First Amendment dated as of March 14, 2001, as further amended by the Second Amendment and Waiver dated as of July 23, 2001, and as further amended hereby, the "Credit Agreement"), among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), various subsidiaries thereof (together with the Company, the "Borrowers"), various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender, as Issuing Lender and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents").

     WHEREAS, the Borrowers have requested that the Required Lenders consent to certain matters, as hereinafter set forth, and the Required Lenders are willing to give such consent, subject to the terms and conditions hereinafter set forth; and

     WHEREAS, the parties desire to amend and modify the provisions of the Credit Agreement in certain other respects, as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. In reliance on the representations and warranties set forth in this Amendment and Consent, and subject to satisfaction of the conditions set forth in Section 5 hereof, the Required Lenders hereby consent, effective as of the Effective Date, to the following:

          (a) Pursuant to Section 10.20(p) ("Investments") of the Credit Agreement, the making of an Investment by Tokheim RPS, LLC, a wholly-owned Domestic Subsidiary of the Company ("RPS"), in Tokheim UK Limited ("UK"), a wholly-owned Foreign Subsidiary of the Company, in the form of a loan by RPS to UK in the maximum amount of (pound)10,000,000 pursuant to a commercial loan agreement (the "UK Agreement") in form and substance satisfactory to the Administrative Agent with a maturity date of October 31, 2006; provided that (i) the current outstanding debt of (pound)10,000,000 by UK to RPS due October 31, 2001 be repaid in full. The Borrowers, jointly and severally, covenant and agree that intercompany debt under the UK Agreement shall not be evidenced by any note or other instrument unless such note or other instrument is assigned and delivered to the Administrative Agent pursuant to documentation in form and substance satisfactory to the Administrative Agent; and

          (b) Acknowledgment by the Administrative Agent of a lease agreement in form and substance satisfactory to the Administrative Agent pursuant to which Tokheim Services LLC, a wholly-owned Domestic Subsidiary of the Company (the "Lessor") will lease the Company's headquarters located at 10501 Corporate Drive, Fort Wayne, Indiana (the "Leased Premises"), including in such lease a grant of an option to purchase the Leased Premises, to Parkview Health System, Inc. (the "Lessee"); provided that the Lessor shall have executed and delivered, and caused the Lessee to execute and deliver, a subordination, non-disturbance and attornment agreement in form and substance satisfactory to the Administrative Agent. The Company shall pay any and all costs related to an endorsement to the Administrative Agent's title insurance on the Leased Premises to evidence the recording of the subordination, non-disturbance and attornment agreement referred to in the immediately preceding sentence.

     SECTION 2. AMENDMENT. In reliance on the representations and warranties set forth in this Amendment and Consent and subject to satisfaction of the conditions set forth in Section 5 hereof, the Borrowers and, pursuant to Section
14.1 ("Waiver; Amendments") of the Credit Agreement, the Required Lenders hereby agree to amend and restate the first sentence of Section 14.9.1 ("Assignments") of the Credit Agreement, excluding subparagraphs (x), (y) and (z) thereof, to read in its entirety as follows: "No Borrower shall be permitted to assign any or all of its obligations under this Agreement or under any other Loan Document without the prior written consent of each Lender (except as otherwise expressly provided in a Loan Document). Any Lender may, with the prior written consents of the Issuing Lender and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and, in any event, shall not be required for an assignment by a Lender to one of its Affiliates), at any time assign and delegate to one or more Eligible Assignees (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee") (x) all or any fraction of such Lender's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount equal to the lesser of (i) the amount of the assigning Lender's Revolving Loan Percentage of the Revolving Commitment Amount plus the unpaid amount of such Lender's Term Loans and Special Loan and (ii) $5,000,000 or (y) all but not less than all of such Lender's Tranche A Term Loan, Tranche B Term Loan or Special Loans; provided that (a) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Borrowers would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee or the Administrative Agent than the Borrowers are then obligated to pay to the assigning Lender under such Sections (and if any assignment is made in violation of the foregoing, the Borrowers will not be required to pay the incremental amounts), (b) no assignment of all or any part of a Special Loan shall be permitted unless there shall occur simultaneously with such assignment of such Special Loan an assignment of a ratable portion of the assigning Lender's Lender Preferred to the Assignee, (c) no assignment shall be made of all of a Lender's Tranche A Term Loan, Tranche B Term Loan or Special Loan pursuant to part (y) above to more than one Assignee unless, after giving effect thereto, each such assignee shall hold at least $5,000,000 of such Term or Special Loan, as the case may be, and (d) the Borrowers and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:"

     SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agents and the Lenders to enter into this Amendment and Consent, the Borrowers, jointly and severally, represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Agents and the Lenders that:

          (a) the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date (as such term is defined in Section 5 herein) with the same effect as if made on and as of the Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date);

          (b) no Event of Default or Unmatured Event of Default exists or will exist after giving effect to this Amendment and Consent;

          (c) the execution and delivery by the Borrowers of this Amendment and Consent and the performance by the Borrowers of their obligations under the Credit Agreement and the other Loan Documents (i) are within the corporate or limited liability company, as applicable, powers of each Borrower, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) have received all necessary approvals from all governmental authorities having jurisdiction over any Borrower and (iv) do not and will not conflict with any provision of any law, rule, regulation, requirement, administrative order, decree or agreement that is binding on the Company or any of its Subsidiaries or with any provision of the certificate of incorporation or bylaws or other organizational documents of any Borrower;

          (d) the Credit Agreement and the other Loan Documents are the legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their terms, subject to bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity);

          (e) as of October 29, 2001, (i) the aggregate outstanding principal balance of the Tranche A Term Loans is $33,407,062.12, (ii) the aggregate outstanding principal balance of the Tranche B Term Loans is $100,668,187.24,
(iii) the aggregate outstanding principal balance of the Special Loans is $114,732,024.14 and (iv) the aggregate outstanding principal amount of all Revolving Loans is $23,000,000.00, including the Stated Amount of all Letters of Credit in the aggregate amount of $2,002,401.14;

          (f) attached hereto is an updated Schedule 9.8 ("Subsidiaries") to the Credit Agreement that sets forth a true and complete list as of the date hereof of (i) each Subsidiary of the Company, (ii) the jurisdiction of organization of such Subsidiary, (iii) the name of each stockholder thereof, (iv) the number and percentage of outstanding shares owned by each stockholder thereof and (v) for all Domestic and first-tier Foreign Subsidiaries of the Company, (x) the issued and outstanding shares of capital stock of such Subsidiary and (y) the authorized capital stock of such Subsidiary; and

          (g) the obligation of the Borrowers and the other Loan Parties to repay the Loans and the other obligations under the Loan Documents are absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to payment of such obligations.

     SECTION 4. LIMITED AMENDMENT AND CONSENT. This Amendment and Consent shall be limited precisely as written and shall not be deemed (i) to be an amendment of or a consent granted to any other term or condition of the Credit Agreement, any Loan Document or any of the instruments or agreements referred to in such documents or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to any of the Agents or the Lenders, or (ii) to prejudice any other right or rights that the Agents or the Lenders may now or in the future have under or in connection with the Credit Agreement, any other Loan Document or any instruments or agreements referred to therein.

     SECTION 5. EFFECTIVENESS. The consent set forth in Section 1 above and the amendments set forth in Section 2 above shall become effective as of the date hereof (the "Effective Date"), subject to satisfaction of the following conditions:

          (a)  receipt by the Administrative Agent of:

               (i) a counterpart of this Amendment and Consent executed by the Borrowers and the Required Lenders;

               (ii) a counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit 1 hereto, executed by each Loan Party;

          (b) such other documents as the Administrative Agent or any Lender may reasonably request;

          (c) all legal matters in connection with this Amendment and Consent, the Credit Agreement and the other Loan Documents shall be reasonably satisfactory to Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent;

          (d) in immediately available funds, payment of all outstanding amounts, if any, that have been invoiced by or on behalf of the Administrative Agent and unpaid as of the date hereof with respect to all reimbursable fees, charges or expenses payable in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents, including, without limitation, all Attorney Costs of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent, and all fees and disbursements of FTI Policano & Manzo, financial advisor to such counsel; and

          (e) no Event of Default shall have occurred and be continuing, and no Unmatured Event of Default shall occur or be continuing upon the effectiveness of this Amendment and Consent. The Administrative Agent shall give notice to the Borrowers upon the occurrence of the Effective Date. Except as provided in
Section 8 below, this Amendment and Consent shall be of no force and effect if the preceding conditions have not been satisfied by November 30, 2001.

     SECTION 6. POST-CLOSING COVENANT. The Borrowers jointly and severally covenant and agree that they shall execute and deliver and use all commercially reasonable efforts to cause unaffiliated third parties to execute and deliver, as soon as practicable, to the Administrative Agent, duly executed Deposit Pledge and Security Agreements and Control Agreements, in form and substance satisfactory to the Administrative Agent, encumbering such of the deposit accounts set forth on Schedule 9.25 ("Domestic Deposit Accounts") to the Credit Agreement as the Administrative Agent shall in its discretion determine. This
Section 6 shall supersede in its entirety Section 6(i) of the Second Amendment and Waiver dated as of July 23, 2001 with respect to the Credit Agreement.

     SECTION 7. MISCELLANEOUS.

     7.1 Continuing Effectiveness, etc. The Credit Agreement and the other Loan Documents shall remain in full force and effect after giving effect to this Amendment and Consent and are hereby ratified and confirmed in all respects. After the Effective Date, all references to the "Credit Agreement" or similar terms in the Credit Agreement, the Notes, each other Loan Document and any similar document shall refer to the Credit Agreement as hereby amended and as previously amended, modified or supplemented. This Amendment and Consent shall constitute a Loan Document as defined in the Credit Agreement, and the provisions of this Amendment and Consent may be amended, modified or supplemented, or any provision thereof waived, only in accordance with and subject to the provisions of the Credit Agreement; provided, however, that notwithstanding anything to the contrary in Section 14.1 of the Credit Agreement, the provisions of Section 2 of this Amendment and Consent may only be amended, modified or supplemented, or any provision thereof waived, with the consent of all of the Required Lenders.

     7.2 Further Assurances. Each of the Loan Parties expressly acknowledges and agrees (i) to enter into such other or further documents, and to take such other or further actions that may be necessary or, in the opinion of the Administrative Agent, desirable to perfect, preserve or protect the liens and security interests created under the Loan Documents and (ii) to grant liens on such other or further property or assets of the Loan Parties not currently encumbered to secure all obligations of the Loan Parties as the Administrative Agent may require; provided that no Loan Party shall have any obligation to grant liens on any such other or further property to the extent that such Loan Party can demonstrate, to the reasonable satisfaction of the Administrative Agent, that the granting of such lien would have a material and adverse tax consequence to the Loan Parties.

     7.3 Counterparts. This Amendment and Consent may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment and Consent. Delivery of an executed counterpart of a signature page of this Amendment and Consent by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment and Consent.

     7.4 Expenses. The Company agrees to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment and Consent.

     7.5 GOVERNING LAW. THIS AMENDMENT AND CONSENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK.

     7.6 Successors and Assigns. This Amendment and Consent shall be binding upon the Borrowers, the Lenders and the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors and assigns; provided that no Borrower shall have any right to assign this Amendment and Consent without the prior written consent of the Administrative Agent and the Required Lenders.

     7.7 Consultation with Advisors. The Loan Parties acknowledge that they have consulted with counsel and with such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Amendment and Consent. This Amendment and Consent shall be construed without regard to any presumption or any rule requiring that it be construed against the party causing this Amendment and Consent or any part hereof to be drafted.

     7.8 Entire Agreement. This Amendment and Consent sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Amendment and Consent, no representations, warranties or commitments, express or implied, have been made by any party to any other party with respect to the subject matter of this Amendment and Consent. None of the terms or conditions of this Amendment and Consent may be changed, modified, waived or cancelled, orally or otherwise, except as provided in the Credit Agreement.

     7.9 Enforceability. Should any one or more of the provisions of this Amendment and Consent be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     7.10 Invalidity; Severability. Whenever possible, each provision of this Amendment and Consent shall be interpreted in such manner as to be effective and valid under all applicable laws, rules and regulations. Any provision of this Amendment and Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.11 Headings. The headings of this Amendment and Consent are for the purpose of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Consent.

     7.12 Definitions. Capitalized terms used in this Amendment and Consent that are not defined herein but are defined in the Credit Agreement shall have the meaning given to such terms in the Credit Agreement.

     SECTION 8. RELEASE OF CLAIMS. EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF SUCH BORROWER TO REPAY ANY AGENT OR ANY LENDER AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT OR ANY LENDER OR ANY OF THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND EACH LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, MATURED OR UNMATURED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT AND CONSENT IS EXECUTED, THAT SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, AND SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT AND CONSENT. THE RELEASES AND DISCHARGES IN THIS
SECTION 8 SHALL BE EFFECTIVE REGARDLESS OF WHETHER THE CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT AND CONSENT ARE SATISFIED AND REGARDLESS OF ANY OTHER EVENT THAT MAY OCCUR OR NOT OCCUR AFTER THE DATE HEREOF.

  [Remainder of page intentionally left blank; signatures on following pages.]

          Delivered as of the day and year first above written.


                                   TOKHEIM CORPORATION

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   GASBOY INTERNATIONAL, INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   TOKHEIM INVESTMENT CORP.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   MANAGEMENT SOLUTIONS, INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   SUNBELT HOSE & PETROLEUM EQUIPMENT INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   TOKHEIM SERVICES LLC

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   TOKHEIM RPS, LLC

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   ABN AMRO BANK N.V., as Administrative Agent, as Issuing Lender and as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   AMSOUTH BANK, as Documentation Agent and as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   BANK ONE, INDIANA, NATIONAL ASSOCIATION, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   CREDIT AGRICOLE INDOSUEZ, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   BEAR, STEARNS & CO., INC., as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   BANKERS TRUST COMPANY, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   SENIOR DEBT PORTFOLIO, as a Lender

                                   By: Boston Management and Research,
                                       as Investment Advisor

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   EATON VANCE SENIOR INCOME TRUST, as a Lender

                                   By: Eaton Vance Management, as Investment
                                       Advisor

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   OXFORD STRATEGIC INCOME FUND, as a Lender

                                   By: Eaton Vance Management, as Investment
                                       Advisor

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

                                   By: Eaton Vance Management, as Investment
                                       Advisor

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   FINOVA CAPITAL CORPORATION, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   BANK PEKAO SA (FORMERLY KNOWN AS BANK
                                   POLSKA KASA OPIEKI S.A., NEW YORK BRANCH), as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   OCTAGON INVESTMENT PARTNERS II, LLC, as a
                                   Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   OAKTREE CAPITAL MANAGEMENT, LLC, on behalf of certain funds and accounts, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   ARES LEVERAGED INVESTMENT FUND II, L.P., as a Lender

                                   By: ARES Management II, L.P., its General
                                       Partner

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   WHIPPOORWILL/TOKHEIM OBLIGATIONS TRUST-2000, as a Lender

                                   By: Whippoorwill Associates, Incorporated,
                                       as its investment representative and
                                       advisor

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   BARCLAYS BANK PLC, as a Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                   Lender

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                    EXHIBIT 1
                            FORM OF REAFFIRMATION OF
                                 LOAN DOCUMENTS

                                October 31, 2001

ABN AMRO Bank N.V., as Administrative Agent and the other parties to the Credit Agreement referred to below

                       Re: Reaffirmation of Loan Documents

Ladies and Gentlemen:

     Please refer to:

          1. The Guaranty dated as of October 20, 2000 (the "Guaranty") executed in favor of the Administrative Agent and various other parties by certain of the undersigned;

          2. The Security Agreement dated as of October 20, 2000 (the "Security Agreement") among the undersigned and the Administrative Agent; and

          3. The Pledge Agreement dated as of October 20, 2000 (the "Pledge Agreement") among certain of the undersigned and the Administrative Agent.

          4. The Post-Confirmation Pledge Agreement dated March 14, 2001 (the "German Pledge Agreement") between the Company and the Administrative Agent.

          5. The Deed of Pledge of Registered Shares dated April 27, 2001 (the "Dutch Pledge Agreement") among Tokheim Investment Corp., Tokheim Holding Netherlands B.V. and the Administrative Agent.

          6. The Scots Pledge Agreement dated as of June 12, 2001 (the "Scots Pledge Agreement") between Tokheim Investment Corp. and the Administrative Agent.

          7. The Shares Account Pledge Agreement dated as of July 31, 2001 (the "French Pledge Agreement") among Tokheim Investment Corp., Tokheim Sofitam S.A. and the Administrative Agent.

     Capitalized terms not otherwise defined herein will have the meanings given to such terms in the Credit Agreement referred to below.

     Each of the undersigned acknowledges that the Borrowers, the Lenders and the Agents have executed the Third Amendment and Consent dated as of the date hereof (the "Amendment and Consent") given under the Post-Confirmation Credit Agreement dated as of October 20, 2000 (as amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                               Exhibit 1--Page 1

     Each of the undersigned hereby (i) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and Consent and that, upon such effectiveness, all of the references in each such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment and Consent, (ii) acknowledges and agrees that its obligations under the Loan Documents are absolute and unconditional, and that it does not have any right of setoff, recoupment, claim, counterclaim or defense of any kind or nature whatsoever that can be asserted to reduce or eliminate such obligations or to seek affirmative relief or damages of any kind or nature from any Agent or any Lender, or any of their predecessors, agents, employees, successors and assigns, (iii) reaffirms and admits the validity and enforceability of the Loan Documents and the Liens in the Collateral granted pursuant to the Loan Documents or otherwise and (iv) VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS, AND EACH AGENT'S AND LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, MATURED OR UNMATURED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE AMENDMENT AND CONSENT IS EXECUTED, THAT IT MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH AGENT OR LENDER, OR SUCH AGENT'S OR LENDER'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATION, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHT OR REMEDY UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND NEGOTIATION AND EXECUTION OF THE AMENDMENT AND CONSENT. THE RELEASES AND DISCHARGES IN THIS LETTER AGREEMENT SHALL BE EFFECTIVE REGARDLESS OF WHETHER THE CONDITIONS TO THE EFFECTIVENESS OF THE AMENDMENT AND CONSENT ARE SATISFIED AND REGARDLESS OF ANY OTHER EVENT THAT MAY OCCUR OR NOT OCCUR AFTER THE DATE HEREOF.

     This letter agreement may be signed in counterparts and by the various parties hereto on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this letter agreement.

     This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                   TOKHEIM CORPORATION

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   GASBOY INTERNATIONAL, INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                               Exhibit 1--Page 2

                                   TOKHEIM INVESTMENT CORP.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   MANAGEMENT SOLUTIONS, INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   SUNBELT HOSE & PETROLEUM EQUIPMENT INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   TOKHEIM SERVICES LLC

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   TOKHEIM RPS, LLC

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------


                                   PAXCIS NETWORKS, INC.

                                   By
                                     -------------------------------------------
                                   Title
                                        ----------------------------------------



                               Exhibit 1--Page 3

                                  SCHEDULE 9.8

                                  Subsidiaries
                                  ------------

            Subsidiary                                          Tokheim %            Jurisdiction of
               Name                                             Ownership              Organization
-------------------------------------------                -------------------     -------------------
Management Solutions, Inc.                                 (A)         100.00%     USA - Colorado
Tokheim RPS, LLC                                           (K)         100.00%     USA - Delaware
Paxcis Networks, Inc.                                      (A)         100.00%     USA - Delaware
Sunbelt Hose & Petroleum Equipment, Inc.                   (B)         100.00%     USA - Georgia
Tokheim Services LLC                                       (S)         100.00%     USA - Indiana
Gasboy International, Inc.                                 (B)         100.00%     USA - Pennsylvania
Tokheim Investment Corp.                                   (A)         100.00%     USA - Texas
Tokheim Austria GesmbH                                     (G)         100.00%     Austria
Tokheim Belgium N.V.                                       (O)         100.00%     Belgium
Socatam S.A.                                               (F)          99.93%     Cameroon
Tokheim and Gasboy of Canada Limited                       (C)         100.00%     Canada - Ontario
Tokheim Czech Republic S.r.o.                              (R)         100.00%     Czech Republic
Tokheim Scandinavia A/S                                    (I)         100.00%     Denmark
Tokheim Sofitam S.A.                                       (B)         100.00%     France
Tokheim Sofitam Applications S.A.                          (E)         100.00%     France
Outelec                                                    (F) less-than 1.00%     France
Excelsior S.A.                                             (F)          20.00%     France
Serip S.A.                                                 (F)          66.00%     France
Tokheim Services France S.A.                               (F)         100.00%     France
Tokheim Holding GmbH                                       (A)         100.00%     Germany
Tokheim GmbH                                               (G)         100.00%     Germany
Deutsche Tokheim GmbH                                      (G)         100.00%     Germany
Tokheim Germann GmbH                                       (M)         100.00%     Germany
Tokheim Tanksysteme GmbH                                   (M)         100.00%     Germany
Tokheim Hungary k.f.t.                                     (F)         100.00%     Hungary
Tulla Electronics Limited                                  (B)         100.00%     Ireland
Tokheim Ireland Limited                                    (B)         100.00%     Ireland
Tokheim Italia S.r.l.                                      (F)         100.00%     Italy
Tokheim de Mexico                                          (B)         100.00%     Mexico
Matam S.A.                                                 (F)          99.90%     Morocco
Tokheim Polgermann                                         (N)         100.00%     Poland
Tokheim Portugal                                           (Q)          99.81%     Portugal
Rossgermann                                                (N)         100.00%     Russia
Cosetam S.A.                                               (F)         100.00%     Senegal
Tokheim Slovakia S.r.o.                                    (F)         100.00%     Slovakia
Tokheim Properties (Proprietary) Limited                   (D)         100.00%     South Africa
Tokheim South Africa (Proprietary) Limited                 (D)         100.00%     South Africa
Tokheim Koppens Iberica S.A.                               (F)          99.96%     Spain
Tokheim Switzerland A.G.                                   (B)         100.00%     Switzerland

                              Schedule 9.8--Page 1

Tokheim Holding Netherlands B.V.                           (B)         100.00%     The Netherlands
Koppens Automatic Fabrieken B.V.                           (I)         100.00%     The Netherlands
Tokheim Netherlands B.V.                                   (I)         100.00%     The Netherlands
Tokheim Europe B.V.                                        (I)         100.00%     The Netherlands
Cottam Sarl                                                (F)         100.00%     Tunisia
Tokheim UK Limited                                         (B)         100.00%     United Kingdom
Sofitam Pump Services Ltd.                                 (H)         100.00%     United Kingdom
Independent Pump Services                                  (T)         100.00%     United Kingdom
Sofitam Nigeria                                            (J)          25.00%     Nigeria


Includes Director Qualifying Shares for Tokheim de Mexico S.A. de C.V., Serip S.A. and Cottam S.A.
(A)      Directly owned by Tokheim Corporation.
(B) Directly owned by Tokheim Corporation's subsidiary Tokheim Investment Corp., or directors' qualifying shares.
(C) Directly owned 65% by Tokheim Corporation's subsidiary Tokheim Investment Corp. and 35% by Tokheim Corporation's subsidiary
         Gasboy International, Inc.
(D) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim and Gasboy of Canada Limited.
(E) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Sofitam S.A.
(F) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Sofitam Applications S.A.
(G) Directly owned by Tokheim Corporation's direct subsidiary Tokheim Holding GmbH.
(H)      Directly owned by Tokheim Corporation's indirect subsidiary Tokheim
         UK Ltd.
(I) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Holding Netherlands B.V.
(J) Directly owned 25% by Tokheim Corporation's indirect subsidiary Tokheim Sofitam Applications S.A.
(K) Directly owned by Tokheim Corporation's indirect subsidiary Gasboy International, Inc.
(L) Directly owned by Tokheim Corporation's indirect subsidiary Sofitam Iberica S.A.
(M) Directly owned by Tokheim Corporation's indirect subsidiary Deutsche Tokheim GmbH.
(N) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Germann GmbH.
(O) Directly owned 88.48% by Tokheim Corporation's indirect subsidiary Tokheim Holding Netherlands B.V., 11.50% by Tokheim
         Corporation's indirect subsidiary Tokheim Sofitam Application S.A., and 0.016% by Tokheim Corporation's indirect subsidiary
         Koppens Automatic Fabrieken B.V.
(P) Directly owned 98.6% by Tokheim Corporation's indirect subsidiary Tokheim Sofitam Application S.A. and 0.8% by Tokheim Corporation's indirect subsidiary Matam S.A.
(Q) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Koppens Iberica S.A.
(R) Directly owned by Tokheim Corporation's indirect subsidiary Tokheim Services France S.A.
(S) Directly owned 99% by Tokheim Corporation and 1% by Tokheim Corporation's subsidiary Tokheim Investment Corp.
(T) Directly owned by Tokheim Corporation's indirect subsidiary Sofitam Pump Services Ltd.

                              Schedule 9.8--Page 2

                    CAPITALIZATION AND OWNERSHIP OF DOMESTIC
                       AND FIRST-TIER FOREIGN SUBSIDIARIES

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary Name                      Jurisdiction of    Issued and Outstanding      Authorized Capital     Owner(s), with Percentage
                                     Organization       Shares of Capital Stock     Stock                  of Ownership
------------------------------------------------------------------------------------------------------------------------------------
Domestic
------------------------------------------------------------------------------------------------------------------------------------
Gasboy International, Inc.           USA--Pennsylvania                      144                    500      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Management Solutions, Inc.           USA--Colorado                      500,000              1,000,000      Tokheim Corporation
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Paxcis Networks, Inc.                USA--Delaware                        1,000                  1,000      Tokheim Corporation
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Sunbelt Hose & Petroleum             USA--Georgia                         1,000                 10,000      Tokheim Investment Corp.
Equipment, Inc.                                                                                             (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Investment Corp.             USA--Texas                           1,000                  5,000      Tokheim Corporation
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim RPS, LLC                     USA--Delaware               not applicable         not applicable      Gasboy International,
                                                                                                            Inc. (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Services LLC                 USA--Indiana                not applicable         not applicable      Tokheim Investment Corp.
                                                                                                            (99%); Tokheim
                                                                                                            Corporation (1%)
-----------------------------------------------------------------------------------------------------------------------------------
First-Tier Foreign
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Holding GmbH                 Germany                                  1         not applicable*     Tokheim Corporation
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Holding Netherlands B.V.     The Netherlands                         41                    200      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Ireland Limited              Ireland                             10,000              1,000,000      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Sofitam S.A.                 France                           4,673,131              4,673,131      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim Switzerland A.G.             Switzerland                          3,000                  3,000      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tokheim UK Limited                   United Kingdom                     127,800             12,980,000      Tokheim Investment Corp.
                                                                                                            (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Tulla Electronics Limited            Ireland                             56,576                100,000      Tokheim Investment Corp.
                                                                                                            (100%)
------------------------------------------------------------------------------------------------------------------------------------
Tokheim de Mexico S.A. de C.V.       Mexico                                  50                     50      Tokheim Corporation
------------------------------------------------------------------------------------------------------------------------------------
Tokheim & Gasboy of Canada Ltd.      Ontario, Canada                      1,000                  1,000      Gasboy International,
                                                                                                            Inc. (35%) and Tokheim
                                                                                                            Investment Corp. (65%)
------------------------------------------------------------------------------------------------------------------------------------

--------

* Under German law, the concept of Authorized Capital Stock is not applicable to a German limited liability company (GmbH).


                              Schedule 9.8--Page 3